                                                 TOYOTA MOTOR CREDIT CORPORATION
                              SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                                 DISTRIBUTION DATE OF OCTOBER 15, 2002 FOR THE COLLECTION PERIOD
                                          SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002


---------------------------------------------------------------------------------------------------------------------------------
                                                                Class A-1          Class A-2         Class A-3         Class A-4
                                                                ---------          ---------         ---------         ---------
                                               Total             Balance            Balance           Balance           Balance
---------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL
  PARAMETERS
-------------------------
  Securities Balance                    $1,552,000,000.00    $444,000,000.00     $387,000,000.00  $457,000,000.00   $264,000,000.00
  Receivables Pool Balance              $1,600,001,788.00
  Principal Factor                             1.00000000         1.00000000          1.00000000       1.00000000        1.00000000
  Rate                                                              1.91375%               2.79%            3.76%             4.39%
  Final Scheduled Payment Date                                 June 16, 2003   December 15, 2004    June 15, 2006      May 15, 2009
  Number of Contracts                             102,386
  Weighted Average A.P.R.                           7.24%
  Weighted Average Remaining Term            51.97 months
  Servicing Fee Rate                                1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                    $1,289,805,869.54    $181,805,869.54     $387,000,000.00  $457,000,000.00   $264,000,000.00
  Receivables Pool Balance              $1,337,807,657.54
  Securities Pool Factor                       0.83106048         0.40947268          1.00000000       1.00000000        1.00000000
  Number of Contracts                              93,677
  Weighted Average A.P.R.                           7.24%
  Weighted Average Remaining Term            47.86 months
  Precompute and Simple Interest
   Advances                                 $2,235,937.11
  Payahead Account Balance                    $327,021.98

  Interest Shortfall                                $0.00              $0.00               $0.00            $0.00             $0.00
  Principal Shortfall                               $0.00              $0.00               $0.00            $0.00             $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                    $1,242,527,856.43    $134,527,856.43     $387,000,000.00  $457,000,000.00   $264,000,000.00
  Receivables Pool Balance              $1,290,529,644.43
  Securities Pool Factor                       0.80059785         0.30299067          1.00000000       1.00000000        1.00000000
  Number of Contracts                              91,700
  Weighted Average A.P.R.                           7.24%
  Weighted Average Remaining Term            47.07 months
  Precompute and Simple Interest
   Advances                                 $2,250,881.74
  Payahead Account Balance                    $311,397.48

  Interest Shortfall                                $0.00              $0.00               $0.00            $0.00             $0.00
  Principal Shortfall                               $0.00              $0.00               $0.00            $0.00             $0.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                      $0.00
  Specified Reserve Account Percentage                                                                                        0.00%
  Specified Reserve Account Amount                                                                                            $0.00
  Specified Reserve Account Percentage
   (IF CONDITION I OR II MET)                                                                                                 3.50%
  Specified Reserve Account Amount
    (IF CONDITION I OR II MET)                                                                                       $43,488,474.98

  Beginning Balance                                                                                                           $0.00
  Total Withdraw                                                                                                              $0.00
  Amount Available for Deposit to the
   Reserve Account                                                                                                    $3,192,847.25
                                                                                                                      -------------
  Reserve Account Balance Prior to Release                                                                            $3,192,847.25
  Reserve Account Required Amount                                                                                             $0.00
  Reserve Account Release to Seller                                                                                   $3,192,847.25
                                                                                                                      -------------
  Ending Reserve Account Balance                                                                                              $0.00
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                              $8,000,009.00

  Beginning of Period Balance                                                                                                 $0.00
  Draws                                                                                                                       $0.00
  Reimbursements                                                                                                              $0.00
                                                                                                                      -------------
  End of Period Balance                                                                                                       $0.00

  Current Period Undrawn Amount                                                                                        $8,000,009.00






--------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                    Vehicles              Amount
                                                                    --------              ------

  Liquidated Contracts                                                 21

  Gross Principal Balance of Liquidated Receivables                                          $221,075.46

  Net Liquidation Proceeds Received During the Collection Period                             ($90,311.69)

  Recoveries on Previously Liquidated Contracts                                               ($1,317.97)
                                                                                  ----------------------
  Aggregate Credit Losses for the Collection Period                                          $129,445.80
                                                                                  ----------------------


  Cumulative Credit Losses for all Periods                             51                    $245,802.25
                                                                                  ----------------------
  Repossessed in Current Period                                        23


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate

    Second Preceding Collection Period                                                              0.03%

    First Preceding Collection Period                                                               0.04%

    Current Collection Period                                                                       0.12%

--------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                                 0.06%

Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
Delinquent and Repossessed Contracts
---------------------------------------------------------------------------------------------------------

                                               Percent      Contracts      Percent            Amount
                                               -------      ---------      -------            ------
  31-60 Days Delinquent                         0.74%          683          0.80%         $10,276,706.44

  61-90 Days Delinquent                         0.15%          139          0.16%          $2,022,401.12

  Over 90 Days Delinquent                       0.15%          142          0.16%          $2,089,731.16
                                                            ---------                     --------------
 Total Delinquencies                                           964                        $14,388,838.72
                                                            =========                     ==============


 Repossessed Vehicle Inventory                                  74 *

  * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                                0.17%

  First Preceding Collection Period                                                                 0.26%

  Current Collection Period                                                                         0.31%

---------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                 0.25%

Delinquency Percentage Indicator ( > 2.25%)                                            CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                                                TOYOTA MOTOR CREDIT CORPORATION
                              Servicer's Certificate -- Toyota Auto Receivables 2002-B Owner Trust
                          Distribution Date of October 15, 2002 for the Collection Period September 1,
                                              2002 through September 30, 2002


---------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A-1        Class A-2         Class A-3      Class A-4
                                                                      ---------        ---------         ---------      ---------
                                                      Total            Balance          Balance           Balance        Balance
---------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                    $47,056,937.65

  Interest Payments Received                      $7,984,349.70

  Net Precomputed Payahead Amount                    $15,624.50

  Aggregate Net Liquidation Proceeds Received        $91,629.66

  Principal on Repurchased Contracts                      $0.00

  Interest on Repurchased Contracts                       $0.00
                                                 --------------
  Total Collections                              $55,148,541.51

  Net Simple Interest Advance Amount                ($14,584.03)

  Net Precomputed Advance Amount                     $29,528.66
                                                 --------------
  Total Available Amount                         $55,163,486.14


AMOUNTS DUE
-----------
  Servicing Fee                                   $1,114,839.71

  Accrued and Unpaid Interest                     $3,577,786.07

  Principal                                      $47,278,013.11

  Reserve Account                                 $3,192,847.25
                                                 --------------
  Total Amount Due                               $55,163,486.14


ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                   $1,114,839.71

  Interest                                        $3,577,786.07         $280,277.74    $899,775.00      $1,431,933.33  $965,800.00

  Principal                                      $47,278,013.11      $47,278,013.11          $0.00              $0.00        $0.00

  Reserve Account                                 $3,192,847.25
                                                 --------------      --------------    -----------      -------------  -----------
  Total Amount Distributed                       $55,163,486.14      $47,558,290.85    $899,775.00      $1,431,933.33  $965,800.00
----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
----------------------
  Scheduled Principal Collections                                                            $870,740.62

  Prepayments in Full                                          135 contracts                 $409,772.47

  Repurchased Receivables Principal                                                                $0.00

  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00

  Total Collections                                                                        $1,380,913.91

  Advances - Reimbursement of Previous Advances                                                    $0.00

  Advances - Current Advance Amount                                                           $29,528.66

  Payahead Account - Payments Applied                                                         $15,624.50

  Payahead Account - Additional Payaheads                                                          $0.00






Simple Interest Contracts
-------------------------

  Collected Principal                                                                     $28,418,672.75

  Prepayments in Full                                          1821 contracts             $17,357,751.81

  Collected Interest                                                                       $7,883,948.88

  Repurchased Receivables Principal                                                                $0.00

  Repurchased Receivables Interest                                                                 $0.00

  Advances - Reimbursement of Previous Advances                                               $14,584.03

  Advances - Current Advance Amount                                                                $0.00
---------------------------------------------------------------------------------------------------------





I hereby certify to the best of my knowledge that the report provided is true and correct.

 /s/ Angela Brown
----------------------------------------------------
Angela Brown
ABS Accounting Manager



                                     Page 2